UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2013

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Refinancing Support Agreement

On December 24, 2013, Alion Science and Technology Corporation (the “Company” or “Alion”) entered into an agreement (together with the exhibits attached to the agreement, the “Refinancing Support Agreement”) with ASOF II Investments, LLC (“ASOF”) and Phoenix Investment Adviser LLC (collectively, the “Supporting Noteholders”).  The Supporting Noteholders and their respective affiliates, including certain private funds and accounts they manage, hold, in the aggregate, 65.7% of the principal amount of Alion’s outstanding 10.25% senior notes due 2015 (the “Existing Unsecured Notes”) issued pursuant to that certain indenture, dated as of February 8, 2007, among the Company, Wilmington Trust Company, as trustee, and the subsidiary guarantors named therein (the “Existing Unsecured Notes Indenture”).

Pursuant to the terms and conditions of the Refinancing Support Agreement, the Supporting Noteholders have agreed to support the refinancing of the Company’s existing indebtedness in the manner contemplated by the Refinancing Support Agreement.

The Refinancing Support Agreement contemplates the Company pursuing the following transactions:

•                  replacing the Company’s existing $35.0 million revolving credit facility with a new $45.0 million super-priority revolving credit facility (the “New Revolving Facility”) having no less than a five year term;

•                  entering into a new $300.0 million first lien term loan facility having a term no less than five years (the “New First Lien Term Facility”);

•                  entering into a new $50.0 million second lien term loan facility having a term of five and one-half years (the “New Second Lien Term Facility”), which ASOF has agreed to fund in full at the request of Alion in order to facilitate the implementation of the New First Lien Term Facility, which New Second Lien Term Facility shall, unless otherwise agreed by ASOF, include the terms set forth in Exhibit C to the Refinancing Support Agreement and shall be in form and substance acceptable to ASOF in its sole discretion;

•                  redeeming and/or purchasing pursuant to a tender offer all of the Company’s existing 12% senior secured notes due 2014 issued pursuant to that certain indenture, dated as of March 22, 2010, among Alion, Wilmington Trust Company, as trustee, and the subsidiary guarantors named therein (the “Existing Secured Notes”);

•                  commencing a tender and exchange offer for the Existing Unsecured Notes (the “Tender/Exchange Offer”) pursuant to which each holder of the Existing Unsecured Notes will have the option either to:

(a)                                 tender all or a portion of its Existing Unsecured Notes for cash (the “Cash Tender Option”) in an amount equal to (x) $600 per $1,000 of principal amount of Existing Unsecured Notes validly tendered (the “Cash Tender Price”), subject to a maximum aggregate amount of cash payable of $20.0 million (the “Cash Tender Cap”), (y) accrued and unpaid interest to but not including the settlement date on Existing Unsecured Notes validly tendered in the Cash Tender Option (which is excluded from the Cash Tender Cap), and (z) if applicable, an early tender payment of one and one half percent (1.5%) of the principal amount of Existing Unsecured Notes validly tendered on or before the early tender date (which is excluded from the Cash Tender Cap); or

(b)                                 exchange all or a portion of its Existing Unsecured Notes for consideration (the “Exchange Option”) consisting of (v) new five and one half year third lien notes (the “New Third Lien Notes”) of the Company in a principal amount equal to the principal amount of Existing Unsecured Notes exchanged (which New Third Lien Notes will bear interest as follows: (i) an amount accruing at an annual rate of 12% payable in cash and (ii) an amount accruing at an annual rate equal to the sum of (1) 1.5% (which rate shall increase by 1.0% on each anniversary of the settlement date) and (2) the excess, if positive, of 3% plus the weighted average interest rate of the New First Lien Term Facility and the New Second Lien Term Facility (as defined above) over 12%, which sum from (1) and (2), as payment-in-kind interest, shall be capitalized and added to principal, (w) cash in an amount equal to the accrued and unpaid interest to but not including the settlement date on Existing Unsecured Notes exchanged in the Tender/Exchange Offer, (x) if applicable, an early tender payment of one and one half percent (1.5%) of the principal amount of Existing Unsecured Notes validly tendered on or before the early tender date, (y) immediately exercisable warrants to purchase a pro rata share of 12.5% of the Company’s outstanding common stock with an exercise price of $0.01 per share (the “Penny Warrants”), and (z) warrants to purchase a pro rata share of 15% of the Company’s outstanding common stock, which will be allocated as follows: one-third immediately exercisable on the settlement date of the Tender/Exchange Offer with an exercise price of $8.10 per share, one third exercisable after the first anniversary of the settlement date of the Tender/Exchange Offer with an exercise price based on the then current fair market value of Alion’s common stock determined under the Amended and Restated Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan, dated as of October 1, 2011 (as amended, the “ESOP) as of the first anniversary of the settlement date of the Tender/ Exchange Offer and one-third exercisable after the second anniversary of the settlement date of the Tender/Exchange Offer with an exercise price per share based on the then current fair market value of Alion’s common stock determined under the ESOP as of the second anniversary of the settlement date of the Tender/ Exchange Offer (collectively, the “Cash Warrants” and together with the Penny Warrants, the “New Warrants”);

•                  in conjunction with the Tender/Exchange Offer, soliciting consents in a consent solicitation from holders of the Existing Unsecured Notes to eliminate substantially all of the covenants and events of default in the Existing Unsecured Notes Indenture; and

•                  offering to all holders of Existing Unsecured Notes who validly tender all of such holder’s Existing Unsecured Notes in the Exchange Option on or before the early tender date an opportunity to purchase, for $600 in cash for each $1,000 of principal amount of New Third Lien Notes (and a proportionate amount of New Warrants), additional New Third Lien Notes (and such proportionate amount of New Warrants) in a registered offering pursuant to the Securities Act of 1933, as amended, the proceeds of which will be used solely to fund up to the first $10.0 million of the Cash Tender Price (the “CTO Funding”).  ASOF has committed to purchase from Alion, in a private offering pursuant to Section 4(a)(2) of the Securities Act of 1933, at the same price any New Third Lien Notes (and a proportionate amount of New

Warrants, collectively, the “CTO Securities”) that are not subscribed for in the CTO Funding (the “CTO Commitment”).

Pursuant to the terms of the Refinancing Support Agreement, subject to certain conditions, the Supporting Noteholders have agreed (i) to tender all of the Existing Unsecured Notes held by them in the contemplated Tender/ Exchange Offer and elect the Exchange Option by the early tender deadline, (ii) to consent to the proposed amendments to the Existing Unsecured Notes Indenture in the consent solicitation and (iii) if the Company elects to make a tender offer for the Existing Secured Notes, to tender all of the Existing Secured Notes held by them in that tender offer.

The Company has agreed to pay ASOF commitment fees as consideration for ASOF’s commitment under the New Second Lien Term Facility and in connection with the CTO Commitment.

There can be no assurance that the Company will be able to consummate the transactions contemplated by the Refinancing Support Agreement.  Among other things, the Company cannot assure you that it will be able to obtain the New Revolving Facility and the New First Lien Term Facility, that it will be able to agree to final terms for the New Second Lien Term Facility with ASOF, that a sufficient amount of holders of the Existing Unsecured Notes will tender in the proposed Tender/Exchange Offer, or that it will be able to satisfy the other conditions set forth in the Refinancing Support Agreement.

The Refinancing Support Agreement contains representations, warranties and agreements by the Company and the Supporting Noteholders.  The obligations of the Company and the Supporting Noteholders under the Refinancing Support Agreement are subject to various conditions set forth in the Refinancing Support Agreement.  The Refinancing Support Agreement contains indemnification obligations of the Company and the Supporting Noteholders and other obligations of the parties thereto.

The Refinancing Support Agreement will terminate upon the occurrence of certain events, including, among others, the following: (i) if the Tender/Exchange offer is not commenced on or before the date that is 50 days following the execution of the Refinancing Support Agreement; (ii) the Tender/Exchange Offer is terminated in accordance with its terms or expires, in each case without the Company having received valid tenders of at least 95% of principal amount of the outstanding Existing Unsecured Notes, or such lesser percentage as determined by the Supporting Noteholders; (iii) the closing of the refinancing transactions shall not have been consummated on or before March 21, 2014; and (iv) the occurrence of a Material Adverse Change or a Material Market Change (as such terms are defined in the Refinancing Support Agreement).

The Refinancing Support Agreement has been filed with this report to provide investors with information regarding its terms.  The Refinancing Support Agreement is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Refinancing Support Agreement were made only for purposes of such agreement and as of specific date, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreement, and they are not intended to benefit existing securities holders of the Company other than the Supporting Noteholders and those considering an investment in any of the Company’s securities.

The foregoing description of the Refinancing Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Refinancing Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

This Form 8-K does not constitute an offer to sell any securities or the solicitation of an offer to exchange any Existing Unsecured Notes or any other security, nor shall there be any sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction.  Any exchange offer for the Existing Unsecured Notes and any offering of securities in connection with the CTO Funding (and, in each case, the related guarantees) will be made only through a registration statement under the Securities Act of 1933, as amended, and related materials.

Security holders and investors are urged to read the Company’s exchange offer documents, if and when they become available, because they will contain important information regarding the contemplated Tender/Exchange Offer.  Security holders and investors will be able to obtain copies of any documents filed with the Securities and Exchange Commission (the “SEC”) regarding the Tender/Exchange Offer, free of charge, at the SEC’s website (www.sec.gov), at the Company’s website (www.alionscience.com) or by contacting Alion Science and Technology Corporation, 1750 Tysons Boulevard, Suite 1300, McLean, Virginia 22102, (703) 918-4480, Attention: General Counsel.

Any CTO Securities (and the related guarantees) have not been, and may not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or the availability of an applicable exemption from registration.

Cautionary Note Regarding Forward-Looking Statements

Information included in this Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, including statements regarding the expected terms of the transactions contemplated by the Refinancing Support Agreement. These statements relate to future plans, objectives, expectations and intentions and are for illustrative purposes only. These statements may be identified by the use of words such as “believe,” “expect,” “intend,” “plan,” “anticipate,” “likely,” “will,” “pro forma,” “forecast,” “projections,” “could,” “estimate,” “may,” “potential,” “should,” “would,” and similar expressions. There can be no assurance that all or any portion of the aforementioned refinancing transactions will be consummated on the terms summarized herein or at all.  The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission and other factors discussed in this Form 8-K.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Form 8-K. The Company undertakes no obligation to update any of the forward-looking statements made in this Form 8-K, whether as a result of new information, future events, changes in expectations or otherwise.

Item 3.02 Unregistered Sales of Equity Securities

The above disclosures in Item 1.01 with respect to the private placement of the CTO Securities (and associated warrants and the related guarantees) are incorporated into this Item 3.02 by reference.  As the private placement would be made to one accredited investor, it would be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

10.1                        Refinancing Support Agreement, dated as of December 24, 2013, by and among Alion and the Supporting Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2013	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Barry M. Broadus
	Name:	Barry M. Broadus
	Title:	Chief Financial Officer